UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY  10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code:  1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 29, 2020

ITEM 1.REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 29, 2020
WESTERN ASSET
EMERGING MARKETS DEBT FUND

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

What’s inside

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund for the twelve-month reporting period ended February 29, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 31, 2020

II       Western Asset Emerging Markets Debt Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund invests at least 80% of its assets in fixed income securities issued by governments, government- related entities and corporations located in emerging markets and related investments. The Fund may invest without limit in high-yield debt securities and related investments rated below investment grade (that is, securities rated below the Baa/BBB categories, or, if unrated, securities we determined to be of comparable credit quality). Below investment grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 50% of its assets in non-U.S. dollar-denominated fixed-income securities. These investments include, but are not limited to, instruments designed to restructure outstanding emerging market debt, such as participations in loans between governments and financial institutions.

The Fund will be invested in at least three emerging market countries, which are countries that, at the time of investment, are represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)i or the JPMorgan Corporate Emerging Market Bond Index Broad (“CEMBI Broad”)ii or categorized by the World Bank in its annual categorization as middle or low income. The Fund may invest in securities of any maturity. We attempt to maintain the dollar-weighted average effective durationiii of the Fund’s portfolio within a range of 20% (above or below) of the durationiv of the EMBI Global.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, believes attractive risk-adjusted returns on investments in emerging markets debt can be achieved through superior country selection driven by fundamental analysis, rigorous analysis of specific sectors and securities in each country and a focus on managing risk through active management. We actively manage the portfolio which invests in various government and corporate issuers of emerging market countries. To do this, Western Asset assimilates the top-down global economic views with analysts’ fundamental views on the investment opportunity set within each emerging market country, as well as relative value opportunities that may exist across countries, sectors or regions. This is done in an effort to build and maintain a portfolio that generates superior risk-adjusted returns. In allocating among different countries, the following are some of the factors we consider: currency, inflation and interest rate trends, growth rate forecasts, liquidity of markets for that country’s debt, political outlook and tax environment. We then select those individual

Western Asset Emerging Markets Debt Fund 2020 Annual Report          1

Fund overview (cont’d)

securities that appear to be most undervalued and to offer the highest potential returns relative to the amount of credit, interest rate, liquidity, or other risks presented by these securities. We engage in independent fundamental analysis to evaluate the creditworthiness of corporate and governmental issuers.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The emerging markets debt asset class generated relatively strong results during the twelve-month reporting period ended February 29, 2020, despite a sharp sell-off during the final month of the fiscal year, due to coronavirus fears. U.S dollar-denominated debt (both sovereign and corporates) posted strong results, while local currency sovereign debt markets, which typically sell off during bouts of high volatility, demonstrated resiliency and generated a moderate positive return for the reporting period.

The Fund’s investment strategy was underpinned by two dominant themes. The first was that global growth would prove to be resilient. The second was that global and, in particular, U.S. monetary policy would have to turn much more accommodative. In our view, the investment implications to these themes playing out were that spread sectors should handily outperform government bonds. Our forecast at the beginning of the period for greater central bank accommodation came to fruition. Our thought that global growth would be merely resilient looked like too low a bar near the start of the reporting period. Optimism over the global economy was then boosted from the de-escalation of trade tensions between the U.S. and China, as they reached an agreement on a “Phase One” deal in December 2019. However, optimism was quickly doused by the coronavirus outbreak that rapidly spread fear amongst investors, especially during the final month of the reporting period.

Still, the asset class enjoyed tailwinds for most of the reporting period and the emerging markets debt markets rallied. The three sectors of emerging markets debt markets all posted positive returns for the period. The U.S. dollar-denominated sovereign debt sector, as measured by the EMBI Global, returned 9.89% during the twelve months ended February 29, 2020. Emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad Diversifiedv, returned 10.58%. Meanwhile, local currency sovereign debt, as measured by the JPMorgan Government Bond Index- Emerging Markets Global Diversified Total Return Indexvi, returned 3.73%, despite a severe sell-off in February 2020.

2       Western Asset Emerging Markets Debt Fund 2020 Annual Report

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We started the period with a moderate overweight to local emerging markets. Being mindful that emerging markets local currencies can overshoot and dislocate over a protracted period as technical factors overwhelm fundamentals, we trimmed this allocation towards the end of the period as coronavirus fears gripped the markets. During the reporting period, we also increased the Fund’s cash position, while moderately increasing the Fund’s exposure to emerging markets corporates.

From a regional perspective, we increased the Fund’s allocation to the Middle East, while reducing exposure to Latin America. In the Middle East, the Fund continued to add to its positions in Qatar, Kuwait and the United Arab Emirates (“UAE”), as we favor these countries for technical and diversification benefits. The Fund also initiated a position in Bahrain during the period. These shifts were made to also reflect the phasing-in of the five Gulf Cooperation Council (“GCC”) countries (Bahrain, Kuwait, Qatar, Saudi Arabia and UAE) to EMBI Global and other JPMorgan emerging market indices effective January 31, 2020. By the end of the reporting period, GCC countries comprised 15.5% of the EMBI Global benchmark. From a technical standpoint, we continue to believe emerging markets debt remains underrepresented in global indices despite the rising gravitational force of emerging markets economies. In this regard, we believe the progressive inclusion of sizable markets like the GCC countries should have a beneficial effect on investor demand.

In Latin America, we reduced the Fund’s exposures to Argentina, Brazil, Ecuador and Venezuela. Argentina’s primary elections in August 2019 surprised markets, with Alberto Fernandez ultimately defeating then-President Mauricio Macri and taking office in December 2019. We shifted to an underweight position in Argentina following that unexpected, market-unfriendly outcome. Despite paring the Fund’s exposure, we maintained an overweight position in Brazil, as its economy continues to gradually recover and the recent passage of pension reforms puts Brazil on a much healthier fiscal trajectory amid coronavirus growth concerns. In Ecuador, we shifted the Fund to an underweight position, as the country is seeking to meet ambitious requirements under the International Monetary Fund (“IMF”)vii program. Ecuador eliminated fuel subsidies, leading to widespread protests in the country. Venezuela was phased down to a zero weight in the EMBI Global after U.S. sanctions prohibited trading in sovereign and Petroleos de Venezuela, the state-owned oil company, bonds.

Elsewhere, we shifted to a small underweight in “frontier” marketsviii, paring the Fund’s exposures to Angola, Costa Rica and Vietnam. In contrast, we increased the Fund’s exposures in select countries like Ethiopia and Gabon. In our opinion, these smaller non- investment-grade countries offer attractive diversification and yield enhancement benefits to the Fund. At the end of the period, these countries represented 36 of the 74 countries within the EMBI Global and represented 11% of the total market value of the EMBI Global, while the Fund’s exposure was approximately 10% as a percentage of its total assets.

Western Asset Emerging Markets Debt Fund 2020 Annual Report          3

Fund overview (cont’d)

In the context of the overall portfolio, the net impact of derivatives given their use primarily for risk management and/or hedging purposes, detracted moderately from performance during the reporting period. U.S. Treasury futures were used to manage the Fund’s duration and yield curveix exposure. Currency forwards and options were used to manage the Fund’s local currency exposures. The Fund also used credit default swaps for hedging purposes.

Performance review

For the twelve months ended February 29, 2020, Class I shares of Western Asset Emerging Markets Debt Fund returned 9.98%. The Fund’s unmanaged benchmark, the EMBI Global, returned 9.89% for the same period. The Lipper Emerging Markets Hard Currency Debt Funds Category Averagex returned 7.59% over the same time frame.

Performance Snapshot as of February 29, 2020 (unaudited)

(excluding sales charges)	6 months	12 months
Western Asset Emerging Markets Debt Fund:
Class A	3.37%	9.90%
Class A2	3.37%	9.91%
Class C	3.16%	9.09%
Class FI	3.31%	9.65%
Class I	3.49%	9.98%
Class IS	3.55%	10.31%
JPMorgan Emerging Markets Bond Index Global	2.65%	9.89%
Lipper Emerging Markets Hard Currency Debt Funds Category Average	3.29%	7.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended February 29, 2020 for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 3.35%, 3.27%, 2.68%, 3.42%, 3.72% and 3.83%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class A2, Class C, Class FI, Class I and Class IS shares would have been 2.77%, 2.38%, 1.68%, -0.26%, 3.12% and 0.88%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

4       Western Asset Emerging Markets Debt Fund 2020 Annual Report

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 28, 2019, as supplemented July 12, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class FI, Class I and Class IS shares were 1.59%, 1.59%, 2.35%, 1.41%, 1.26% and 1.26%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares, 1.10% for Class FI shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Effective March 1, 2020, the manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s overweight to Ukraine and underweight to Lebanon contributed to performance during the reporting period. The Fund maintained an underweight to Lebanon during the first half of the reporting period. However, as fundamentals deteriorated, we exited the Fund’s entire Lebanon position midway through the reporting period and maintained a zero weight until Lebanon announced its first default in the country’s history towards the end of February 2020. Lebanon ultimately did not make a $1.2 billion bond payment that came due on March 9, 2020. Ukraine enjoyed positive news coverage during President Trump’s impeachment proceedings and Ukrainian securities delivered strong results, driven by a new agreement with the IMF for a three-year $5.5 billion program. Tensions with neighboring Russia remain, but have improved materially since the initial conflict began.

Western Asset Emerging Markets Debt Fund 2020 Annual Report          5

Fund overview (cont’d)

From an industry allocation perspective, the Fund’s overweight to the Financials sector in Mexico contributed to performance. Mexico was one of the best performing countries in the EMBI Global, aided by the removal of trade uncertainty with the signing of the U.S.-Mexico- Canada Agreement, and helping to lift the Financials sector as a result.

With respect to issue selection, the Fund’s overweights to Brazilian oil and gas issuer Petrobras and Russian Agricultural Bank were additive for returns during the reporting period. Petrobras continues its balance sheet deleveraging and asset divestment program, which benefited its results. Russian Agricultural Bank is a quasi-sovereign financial institution with strong links to the government and benefited from strong performance of the sovereign securities.

Q. What were the leading detractors from performance?

A. The largest detractors from the Fund’s relative performance during the reporting period were its overweight to Argentina and underweight to China. Argentina witnessed a severe depreciation of bond prices after the primary elections in August 2019, followed by imposition of currency controls and plans to re-profile certain debt issues. The Fund maintained an underweight to China given tight valuations amid ongoing uncertainties surrounding trade tensions with the U.S.

The Fund’s overweight to infrastructure in the UAE detracted from performance. The Fund held bonds in Dubai port operator DP World that underperformed as DP World’s parent company announced its plan to buy the remaining free-floating shares of the company and delist it.

Finally, in terms of individual holdings, the Fund’s underweight to Mexican oil and gas issuer Petroleos Mexicanos (PEMEX) and Chilean metals and mining issuer Codelco detracted from performance. We plan to maintain the Fund’s underweight to PEMEX, as we believe PEMEX is ripe for a Moody’s downgrade to below-investment-grade later this year once Moody’s downgrades the sovereign rating. Should that happen, PEMEX will be rated below- investment-grade by two of the three major rating agencies, likely resulting in technical selling of the securities. With respect to Codelco, we remain concerned about the company’s financing needs and credit trajectory given negative free cash flow and perpetual capital infusions from Chile.

6       Western Asset Emerging Markets Debt Fund 2020 Annual Report

Thank you for your investment in Western Asset Emerging Markets Debt Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

March 31, 2020

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations, and social, political and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Investments in high-yield (“junk”) bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of February 29, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of total net assets) as of February 29, 2020 were: Sovereign Bonds (54.5%), Energy (12.7%), Financials (10.7%), Utilities (5.2%) and Local Materials (4.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Emerging Markets Debt Fund 2020 Annual Report          7

Fund overview (cont’d)

i	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar- denominated debt instruments issued by corporate entities in emerging market countries.

iii	Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

iv	Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

v	The JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (“CEMBI Broad Diversified”) is an expansion of the JPMorgan Corporate Emerging Markets Bond Index (“CEMBI”). The CEMBI is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.

vi	The JPMorgan Government Bond Index-Emerging Markets Global Diversified Total Return Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base.

vii	The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

viii	“Frontier” markets also known as “Next Generation” markets are defined as those countries that are only just appearing on the radar screen for most investors, or in some cases reappearing after disruptions caused by political and economic crises and default. Frontier markets are by definition rated non-investment grade and represent the smaller, less liquid population of emerging market economies.

ix	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

x	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended February 29, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 268 funds for the six-month period and among the 265 funds for the twelve-month period in the Fund’s Lipper category, if any.

8       Western Asset Emerging Markets Debt Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

† The bar graph above represents the composition of the Fund’s investments as of February 29, 2020 and February 28, 2019 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡ Represents less than 0.1%.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2019 and held for the six months ended February 29, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.37%	$1,000.00	$1,033.70	1.01%	$5.11	Class A	5.00%	$1,000.00	$1,019.84	1.01%	$5.07
Class A2	3.37	1,000.00	1,033.70	1.08	5.46	Class A2	5.00	1,000.00	1,019.49	1.08	5.42
Class C	3.16	1,000.00	1,031.60	1.85	9.34	Class C	5.00	1,000.00	1,015.66	1.85	9.27
Class FI	3.31	1,000.00	1,033.10	1.10	5.56	Class FI	5.00	1,000.00	1,019.39	1.10	5.52
Class I	3.49	1,000.00	1,034.90	0.80	4.05	Class I	5.00	1,000.00	1,020.89	0.80	4.02
Class IS	3.55	1,000.00	1,035.50	0.70	3.54	Class IS	5.00	1,000.00	1,021.38	0.70	3.52

10	Western Asset Emerging Markets Debt Fund 2020 Annual Report

1	For the six months ended February 29, 2020.

2	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 2/29/20	9.90%	9.91%	9.09%	9.65%	9.98%	10.31%
Five Years Ended 2/29/20	4.60	4.64	3.85	5.64	4.92	5.04
Ten Years Ended 2/29/20	4.66	N/A	N/A	N/A	5.01	N/A
Inception* through 2/29/20	—	4.41	1.99	4.41	—	2.80
With sales charges[2]	Class A	Class A2	Class C	Class FI	Class I	Class IS
Twelve Months Ended 2/29/20	5.16%	5.16%	8.09%	9.65%	9.98%	10.31%
Five Years Ended 2/29/20	3.70	3.75	3.85	5.64	4.92	5.04
Ten Years Ended 2/29/20	4.21	N/A	N/A	N/A	5.01	N/A
Inception* through 2/29/20	—	3.70	1.99	4.41	—	2.80

Cumulative total returns
Without sales charges[1]
Class A (2/28/10 through 2/29/20)	57.73%
Class A2 (Inception date of 9/3/13 through 2/29/20)	32.31
Class C (Inception date of 8/1/12 through 2/29/20)	16.14
Class FI (Inception date of 12/7/11 through 2/29/20)	42.62
Class I (2/28/10 through 2/29/20)	63.10
Class IS (Inception date of 1/31/13 through 2/29/20)	21.58

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

1	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

2	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are January 13, 2010, September 3, 2013, August 1, 2012, December 7, 2011, October 17, 1996 and January 31, 2013, respectively.

12	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Historical performance

Value of $1,000,000 invested in

Class I Shares of Western Asset Emerging Markets Debt Fund vs. JPMorgan Emerging Markets Bond Index Global†

— February 2010 - February 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Western Asset Emerging Markets Debt Fund on February 28, 2010, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 29, 2020. The hypothetical illustration also assumes a $1,000,000 investment in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”). The EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	13

Schedule of investments

February 29, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 54.0%
Angola — 0.6%
Angolan Government International Bond, Senior Notes	9.500%	11/12/25	200,000		$223,518	(a)
Argentina — 1.5%
Argentine Republic Government International Bond, Senior Notes	8.280%	12/31/33	378,550		201,855
Autonomous City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	170,000		145,777	(a)
Provincia de Buenos Aires, Senior Notes	6.500%	2/15/23	190,000		76,477	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	160,000		65,601	(a)
Provincia de Cordoba, Senior Notes	7.450%	9/1/24	150,000		102,000	(a)
Total Argentina					591,710
Armenia — 0.4%
Republic of Armenia International Bond, Senior Notes	3.950%	9/26/29	140,000		142,433	(a)
Bahrain — 1.3%
Bahrain Government International Bond, Senior Notes	7.500%	9/20/47	440,000		514,853	(a)
Brazil — 1.7%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/21	45,000	BRL	10,540
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/25	1,720,000	BRL	446,400
Brazilian Government International Bond, Senior Notes	4.625%	1/13/28	200,000		220,102
Total Brazil					677,042
Colombia — 0.8%
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	240,000		309,227
Dominican Republic — 0.9%
Dominican Republic International Bond, Senior Notes	7.500%	5/6/21	133,333		137,733	(b)
Dominican Republic International Bond, Senior Notes	6.850%	1/27/45	200,000		223,687	(a)
Total Dominican Republic					361,420
Ecuador — 0.6%
Ecuador Government International Bond, Senior Notes	8.875%	10/23/27	330,000		239,368	(a)

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Egypt — 1.4%
Egypt Government International Bond, Senior Notes	7.500%	1/31/27	200,000		$223,250	(a)
Egypt Government International Bond, Senior Notes	8.500%	1/31/47	300,000		322,507	(a)
Total Egypt					545,757
El Salvador — 0.7%
El Salvador Government International Bond, Senior Notes	6.375%	1/18/27	100,000		107,786	(a)
El Salvador Government International Bond, Senior Notes	7.125%	1/20/50	150,000		158,137	(a)
Total El Salvador					265,923
Ethiopia — 0.5%
Ethiopia International Bond, Senior Notes	6.625%	12/11/24	200,000		211,894	(b)
Gabon — 0.6%
Gabon Government International Bond, Senior Notes	6.950%	6/16/25	220,000		231,938	(b)
Ghana — 1.2%
Ghana Government International Bond, Senior Notes	6.375%	2/11/27	200,000		198,920	(a)
Ghana Government International Bond, Senior Notes	10.750%	10/14/30	210,000		266,475	(a)
Total Ghana					465,395
Indonesia — 6.4%
Indonesia Government International Bond,
Senior Notes	3.500%	1/11/28	500,000		529,549
Indonesia Government International Bond, Senior Notes	4.625%	4/15/43	530,000		620,464	(b)
Indonesia Government International Bond, Senior Notes	4.750%	7/18/47	570,000		685,931	(a)
Indonesia Treasury Bond, Senior Notes	7.000%	5/15/22	970,000,000	IDR	70,059
Indonesia Treasury Bond, Senior Notes	8.375%	9/15/26	509,000,000	IDR	38,900
Indonesia Treasury Bond, Senior Notes	8.375%	3/15/34	7,330,000,000	IDR	550,740
Total Indonesia					2,495,643
Ivory Coast — 0.6%
Ivory Coast Government International Bond, Senior Notes	6.125%	6/15/33	210,000		215,476	(a)
Jamaica — 0.7%
Jamaica Government International Bond, Senior Notes	7.875%	7/28/45	210,000		285,798

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	15

Schedule of investments (cont’d)

February 29, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Jordan — 0.7%
Jordan Government International Bond, Senior Notes	7.375%	10/10/47	265,000		$285,559	(a)
Kazakhstan — 1.5%
Kazakhstan Government International Bond, Senior Notes	3.875%	10/14/24	540,000		582,389	(b)
Kenya — 0.6%
Kenya Government International Bond, Senior Notes	8.000%	5/22/32	200,000		216,702	(a)
Kuwait — 0.7%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	260,000		284,687	(a)
Mexico — 3.3%
Mexican Bonos, Senior Notes	7.750%	11/23/34	3,400,000	MXN	186,218
Mexico Government International Bond, Senior Notes	4.750%	3/8/44	280,000		325,062
Mexico Government International Bond, Senior Notes	4.600%	1/23/46	687,000		778,677
Total Mexico					1,289,957
Nigeria — 1.2%
Nigeria Government International Bond, Senior Notes	7.625%	11/21/25	200,000		219,616	(a)
Nigeria Government International Bond, Senior Notes	7.625%	11/28/47	250,000		234,168	(a)
Total Nigeria					453,784
Oman — 2.6%
Oman Government International Bond, Senior Notes	5.625%	1/17/28	365,000		365,062	(a)
Oman Government International Bond, Senior Notes	6.000%	8/1/29	250,000		252,278	(a)
Oman Government International Bond, Senior Notes	6.750%	1/17/48	400,000		379,216	(b)
Total Oman					996,556
Panama — 1.4%
Panama Government International Bond, Senior Notes	6.700%	1/26/36	211,000		306,413
Panama Government International Bond, Senior Notes	3.870%	7/23/60	200,000		229,202
Total Panama					535,615

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†		Value
Paraguay — 0.6%
Paraguay Government International Bond, Senior Notes	5.400%	3/30/50	200,000		$241,189	(a)
Peru — 2.0%
Corp. Financiera de Desarrollo SA, Subordinated Notes (5.250% to 7/15/24 then 3 month LIBOR + 5.605%)	5.250%	7/15/29	200,000		214,752	(b)(c)
Peruvian Government International Bond, Senior Notes	8.750%	11/21/33	290,000		490,828
Peruvian Government International Bond, Senior Notes	5.625%	11/18/50	60,000		92,696
Total Peru					798,276
Philippines — 2.2%
Philippine Government International Bond, Senior Notes	3.950%	1/20/40	440,000		534,699
Philippine Government International Bond, Senior Notes	3.700%	2/2/42	275,000		328,224
Total Philippines					862,923
Qatar — 3.4%
Qatar Government International Bond, Senior Notes	5.103%	4/23/48	220,000		292,542	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	600,000		766,634	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	200,000		255,545	(b)
Total Qatar					1,314,721
Russia — 3.1%
Russian Federal Bond — OFZ	7.600%	7/20/22	19,080,000	RUB	297,197
Russian Federal Bond — OFZ	7.050%	1/19/28	13,938,000	RUB	218,927
Russian Federal Bond — OFZ	7.700%	3/16/39	10,340,000	RUB	173,178
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	400,000		529,347	(a)
Total Russia					1,218,649
Saudi Arabia — 1.2%
Saudi Government International Bond, Senior Notes	4.625%	10/4/47	400,000		468,316	(b)
Senegal — 0.7%
Senegal Government International Bond, Senior Notes	6.250%	5/23/33	250,000		262,795	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	17

Schedule of investments (cont’d)

February 29, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
South Africa — 0.9%
Republic of South Africa Government International Bond, Senior Notes	5.375%	7/24/44	350,000	$334,036
Sri Lanka — 1.1%
Sri Lanka Government International Bond, Senior Notes	6.125%	6/3/25	200,000	193,075	(b)
Sri Lanka Government International Bond, Senior Notes	6.825%	7/18/26	260,000	251,593	(a)
Total Sri Lanka				444,668
Turkey — 3.1%
Turkey Government International Bond, Senior Notes	5.750%	3/22/24	200,000	201,648
Turkey Government International Bond, Senior Notes	6.350%	8/10/24	200,000	205,573
Turkey Government International Bond, Senior Notes	4.250%	4/14/26	600,000	550,260
Turkey Government International Bond, Senior Notes	5.750%	5/11/47	280,000	238,777
Total Turkey				1,196,258
Ukraine — 2.4%
Ukraine Government International Bond, Senior Notes	4.375%	1/27/30	150,000	156,799	(a)
Ukraine Government International Bond, Senior Notes	7.375%	9/25/32	710,000	763,083	(a)
Total Ukraine				919,882
United Arab Emirates — 0.5%
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	200,000	203,850	(a)
Uruguay — 0.9%
Uruguay Government International Bond, Senior Notes	5.100%	6/18/50	155,000	195,640
Uruguay Government International Bond, Senior Notes	4.975%	4/20/55	130,000	161,648
Total Uruguay				357,288
Total Sovereign Bonds (Cost — $19,994,827)				21,045,495
Corporate Bonds & Notes — 38.8%
Communication Services — 1.6%
Diversified Telecommunication Services — 0.6%
Turk Telekomunikasyon AS, Senior Notes	6.875%	2/28/25	200,000	210,679	(a)
Media — 0.5%
Cable Onda SA, Senior Notes	4.500%	1/30/30	200,000	203,870	(a)

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 0.5%
Millicom International Cellular SA, Senior Notes	5.125%	1/15/28	200,000	$206,569	(b)
Total Communication Services				621,118
Consumer Discretionary — 0.7%
Hotels, Restaurants & Leisure — 0.7%
Gohl Capital Ltd., Senior Notes	4.250%	1/24/27	250,000	263,934	(b)
Energy — 12.7%
Oil, Gas & Consumable Fuels — 12.7%
Abu Dhabi Crude Oil Pipeline LLC, Senior Secured Notes	4.600%	11/2/47	200,000	235,684	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	240,000	287,624
KazMunayGas National Co. JSC, Senior Notes	5.750%	4/19/47	210,000	257,644	(a)
KazMunayGas National Co. JSC, Senior Notes	6.375%	10/24/48	200,000	263,750	(a)
KazTransGas JSC, Senior Notes	4.375%	9/26/27	260,000	278,176	(a)
Pertamina Persero PT, Senior Notes	6.450%	5/30/44	340,000	454,040	(a)
Petrobras Global Finance BV, Senior Notes	5.299%	1/27/25	637,000	697,123
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	400,000	474,874
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	558,000	560,196
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	400,000	353,134
Sinopec Group Overseas Development 2014 Ltd., Senior Notes	4.375%	4/10/24	290,000	319,067	(a)
Sinopec Group Overseas Development 2017 Ltd., Senior Notes	4.000%	9/13/47	420,000	510,384	(b)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.550%	11/1/28	200,000	235,689	(a)
Total Energy				4,927,385
Financials — 10.7%
Banks — 9.5%
ABQ Finance Ltd., Senior Notes	3.500%	2/22/22	200,000	204,200	(b)
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	150,000	161,089	(a)
Banco del Estado de Chile, Senior Notes	2.704%	1/9/25	200,000	202,500	(a)
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	260,000	293,939	(a)(c)(d)
Bancolombia SA, Senior Notes	3.000%	1/29/25	200,000	200,150

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	19

Schedule of investments (cont’d)

February 29, 2020

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank Leumi Le-Israel BM, Subordinated Notes (3.275% to 1/29/26 then 5 year Treasury Constant Maturity Rate + 1.631%)	3.275%	1/29/31	200,000	$ 200,540	(b)(c)
BBVA Bancomer SA, Subordinated Notes (5.125% to 1/17/28 then 5 year Treasury Constant Maturity Rate + 2.650%)	5.125%	1/18/33	200,000	209,005	(a)(c)
Export-Import Bank of China, Senior Notes	3.625%	7/31/24	270,000	294,234	(b)
Itau Unibanco Holding SA, Junior Subordinated Notes (6.125% to 12/12/22 then 5 year Treasury Constant Maturity Rate + 3.981%)	6.125%	12/12/22	400,000	408,680	(a)(c)(d)
Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes	8.500%	10/16/23	640,000	731,616	(b)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	400,000	400,001	(a)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	200,000	196,948	(a)
United Overseas Bank Ltd., Subordinated Notes (3.750% to 4/15/24 then 5 year Treasury Constant Maturity Rate + 1.500%)	3.750%	4/15/29	200,000	212,920	(a)(c)
Total Banks				3,715,822
Diversified Financial Services — 1.2%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	230,000	247,060	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	200,000	207,132	(a)
Total Diversified Financial Services				454,192
Total Financials				4,170,014
Industrials — 2.7%
Industrial Conglomerates — 0.8%
Sinochem Overseas Capital Co. Ltd., Senior Notes	4.500%	11/12/20	290,000	295,352	(b)
Road & Rail — 0.6%
Empresa de Transporte de Pasajeros Metro SA, Senior Notes	5.000%	1/25/47	210,000	249,676	(a)
Transportation Infrastructure — 1.3%
DP World PLC, Senior Notes	5.625%	9/25/48	200,000	224,804	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Senior Notes	5.375%	11/15/24	300,000	301,895	(a)
Total Transportation Infrastructure				526,699
Total Industrials				1,071,727

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Western Asset Emerging Markets Debt Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 4.7%
Chemicals — 3.0%
CNAC HK Finbridge Co. Ltd., Senior Notes	4.125%	7/19/27	470,000	$515,931	(b)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	200,000	216,174	(b)
OCP SA, Senior Notes	4.500%	10/22/25	230,000	249,129	(a)
Sociedad Quimicay Minera de Chile SA,
Senior Notes	4.250%	1/22/50	200,000	201,250	(a)
Total Chemicals				1,182,484
Metals & Mining — 1.7%
Indonesia Asahan Aluminum Persero PT,
Senior Notes	6.757%	11/15/48	350,000	461,716	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	90,000	123,914
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	43,000	56,791
Total Metals & Mining				642,421
Total Materials				1,824,905
Real Estate — 0.5%
Real Estate Management & Development — 0.5%
Country Garden Holdings Co. Ltd., Senior Secured Notes	7.250%	4/4/21	200,000	200,750	(b)
Utilities — 5.2%
Electric Utilities — 4.2%
Abu Dhabi National Energy Co. PJSC, Senior
Notes	4.875%	4/23/30	220,000	262,109	(a)
Comision Federal de Electricidad, Senior
Notes	4.875%	1/15/24	400,000	433,170	(a)
Enel Chile SA, Senior Notes	4.875%	6/12/28	270,000	307,084
Kallpa Generacion SA, Senior Notes	4.125%	8/16/27	200,000	210,821	(a)
Perusahaan Listrik Negara PT, Senior Notes	4.875%	7/17/49	360,000	407,137	(a)
Total Electric Utilities				1,620,321
Independent Power and Renewable Electricity Producers — 1.0%
Three Gorges Finance Ltd., Senior Notes	3.150%	6/2/26	370,000	394,682	(a)
Total Utilities				2,015,003
Total Corporate Bonds & Notes (Cost — $13,599,740)				15,094,836

	Counterparty	Expiration Date	Contracts	Notional Amount†
Purchased Options — 0.0%
OTC Purchased Options — 0.0%
Euro/U.S. Dollar, Put @ $1.09	Goldman Sachs Group Inc.	5/8/20	350,000	350,000	1,857

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	21

Schedule of investments (cont’d)

February 29, 2020

Western Asset Emerging Markets Debt Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
OTC Purchased Options — continued
U.S. Dollar/Brazilian Real, Put @ 3.90BRL	Barclays Bank PLC	4/23/20	425,000	425,000	$16
U.S. Dollar/Russian Ruble, Put @ 64.20RUB	Goldman Sachs Group Inc.	4/29/20	200,000	200,000	902
Total Purchased Options (Cost — $12,646)					2,775
Total Investments before Short-Term Investments (Cost — $33,607,213)					36,143,106

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.8%
Sovereign Bonds — 0.5%
Egypt Treasury Bills (Cost — $189,083)	10.397%	5/26/20	3,175,000	EGP	198,383	(e)

		Shares
Money Market Funds — 1.3%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $496,118)	1.510%	496,118	496,118	(f)
Total Short-Term Investments (Cost — $685,201)			694,501
Total Investments — 94.6% (Cost — $34,292,414)			36,837,607
Other Assets in Excess of Liabilities — 5.4%			2,083,905
Total Net Assets — 100.0%			$38,921,512

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(b)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.
(c)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(d)	Security has no maturity date. The date shown represents the next call date.
(e)	Rate shown represents yield-to-maturity.
(f)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At February 29, 2020, the total market value of investments in Affiliated Companies was $496,118 and the cost was $496,118 (Note 8).

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Western Asset Emerging Markets Debt Fund

Abbreviations used in this schedule:

BRL	—	Brazilian Real
EGP	—	Egyptian Pound
IDR	—	Indonesian Rupiah
JSC	—	Joint Stock Company
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
OJSC	—	Open Joint Stock Company
PJSC	—	Private Joint Stock Company
RUB	—	Russian Ruble

Schedule of Written Options
OTC Written Options
Security	Counterparty	Expiration Date	Strike Price		Contracts	Notional Amount†	Value
Euro/U.S. Dollar, Call	Goldman Sachs Group Inc.	5/8/20	$1.11		350,000	350,000	$(4,758)
U.S. Dollar/Brazilian Real, Call	Barclays Bank PLC	4/23/20	4.40	BRL	425,000	425,000	(12,625)
U.S. Dollar/Russian Ruble, Put	Goldman Sachs Group Inc.	4/29/20	62.50	RUB	580,000	580,000	(830)
Total OTC Written Options (Premiums received — $12,175)							$(18,213)

†	Notional amount denominated in U.S. dollars, unless otherwise noted.

Abbreviations used in this schedule:

BRL	—	Brazilian Real
RUB	—	Russian Ruble

At February 29, 2020, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	1,213,052	USD	18,435	Bank of America N.A.	4/15/20	$(461)
USD	386,761	RUB	24,216,466	Bank of America N.A.	4/15/20	27,930
IDR	8,598,800,000	USD	623,553	Barclays Bank PLC	4/15/20	(35,165)
INR	14,008,814	USD	195,327	Barclays Bank PLC	4/15/20	(2,885)
USD	400,152	IDR	5,510,886,000	Barclays Bank PLC	4/15/20	23,059
BRL	1,505,000	USD	353,868	JPMorgan Chase & Co.	4/15/20	(18,189)
USD	195,657	BRL	820,000	JPMorgan Chase & Co.	4/15/20	12,762
USD	267,734	BRL	1,204,000	JPMorgan Chase & Co.	4/15/20	(809)
USD	620,281	BRL	2,533,042	JPMorgan Chase & Co.	4/15/20	55,305

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	23

Schedule of investments (cont’d)

February 29, 2020

Western Asset Emerging Markets Debt Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	548,654	IDR	7,660,847,696	JPMorgan Chase & Co.	4/15/20	$17,062
USD	1,024,875	SAR	3,844,000	Bank of America N.A.	5/14/20	(6)
Total						$78,603

Abbreviations used in this schedule:

BRL	—	Brazilian Real
IDR	—	Indonesian Rupiah
RUB	—	Russian Ruble
SAR	—	Saudi Arabian Riyal USD — United States Dollar

Summary of Investments by Country* (unaudited)
Indonesia	10.4%
Mexico	9.2
China	6.9
Brazil	6.3
Turkey	6.2
Russia	5.3
Colombia	3.8
Kazakhstan	3.7
Qatar	3.6
United Arab Emirates	3.1
Peru	3.1
Oman	2.7
Chile	2.6
Ukraine	2.5
Philippines	2.3
Panama	2.0
Argentina	1.6
Egypt	1.5
Bahrain	1.4
Kuwait	1.4
Saudi Arabia	1.3
Ghana	1.3
Nigeria	1.2
Sri Lanka	1.2
Dominican Republic	1.0
Uruguay	1.0
South Africa	0.9
Jamaica	0.8

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Western Asset Emerging Markets Debt Fund

Summary of Investments by Country* (unaudited) (cont’d)
Jordan	0.8%
El Salvador	0.7
Malaysia	0.7
Senegal	0.7
Morocco	0.7
Paraguay	0.6
Ecuador	0.6
Gabon	0.6
Angola	0.6
Kenya	0.6
Ivory Coast	0.6
Singapore	0.6
Ethiopia	0.6
Cayman Islands	0.5
Israel	0.5
Armenia	0.4
Purchased Options	0.0 ‡
Short-Term Investments	1.9
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of February 29, 2020 and are subject to change.

‡	Represents less than 0.1%.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	25

Statement of assets and liabilities

February 29, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $33,796,296)	$36,341,489
Investments in affiliated securities, at value (Cost — $496,118)	496,118
Foreign currency, at value (Cost — $32,525)	26,160
Cash	1,000,000
Receivable for securities sold	642,573
Interest receivable	475,537
Receivable for Fund shares sold	223,976
Unrealized appreciation on forward foreign currency contracts	136,118
Deposits with brokers for OTC derivatives	20,000
Receivable from investment manager	1,006
Prepaid expenses	49,677
Total Assets	39,412,654
Liabilities:
Payable for Fund shares repurchased	355,745
Unrealized depreciation on forward foreign currency contracts	57,515
Written options, at value (premiums received — $12,175)	18,213
Service and/or distribution fees payable	2,898
Trustees’ fees payable	195
Accrued expenses	56,576
Total Liabilities	491,142
Total Net Assets	$38,921,512
Net Assets:
Par value (Note 7)	$79
Paid-in capital in excess of par value	78,257,885
Total distributable earnings (loss)	(39,336,452)
Total Net Assets	$38,921,512

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Net Assets:
Class A	$8,162,983
Class A2	$2,302,391
Class C	$850,861
Class FI	$88,256
Class I	$26,300,028
Class IS	$1,216,993
Shares Outstanding:
Class A	1,645,352
Class A2	465,308
Class C	171,997
Class FI	17,696
Class I	5,309,741
Class IS	246,429
Net Asset Value:
Class A (and redemption price)	$4.96
Class A2 (and redemption price)	$4.95
Class C*	$4.95
Class FI (and redemption price)	$4.99
Class I (and redemption price)	$4.95
Class IS (and redemption price)	$4.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$5.18
Class A2 (based on maximum initial sales charge of 4.25%)	$5.17

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	27

Statement of operations

For the Year Ended February 29, 2020

Investment Income:
Interest from unaffiliated investments	$2,384,227
Interest from affiliated investments	11,796
Less: Foreign taxes withheld	(20,299)
Total Investment Income	2,375,724
Expenses:
Investment management fee (Note 2)	245,374
Registration fees	117,006
Fund accounting fees	70,959
Transfer agent fees (Note 5)	46,505
Service and/or distribution fees (Notes 2 and 5)	43,061
Audit and tax fees	42,057
Legal fees	24,592
Shareholder reports	12,731
Custody fees	10,983
Trustees’ fees	1,293
Insurance	1,265
Commitment fees (Note 9)	475
Interest expense	41
Miscellaneous expenses	6,221
Total Expenses	622,563
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(257,513)
Net Expenses	365,050
Net Investment Income	2,010,674
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,481,766)
Futures contracts	(23,938)
Written options	80,576
Swap contracts	(79,818)
Forward foreign currency contracts	(232,491)
Foreign currency transactions	13,436
Net Realized Loss	(2,724,001)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	4,372,137
Futures contracts	(577)
Written options	(24,180)
Swap contracts	59,042

See Notes to Financial Statements.

28	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Forward foreign currency contracts	94,465
Foreign currencies	(7,929)
Change in Net Unrealized Appreciation (Depreciation)	4,492,958
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	1,768,957
Increase in Net Assets From Operations	$3,779,631

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	29

Statements of changes in net assets

For the Year Ended February 29, 2020
and the Year Ended February 28, 2019	2020	2019
Operations:
Net investment income	$2,010,674	$2,967,664
Net realized loss	(2,724,001)	(3,699,663)
Change in net unrealized appreciation (depreciation)	4,492,958	(1,647,682)
Increase (Decrease) in Net Assets From Operations	3,779,631	(2,379,681)
Distributions to Shareholders From (Notes 1 and 6) :
Total distributable earnings	(1,370,011)	(2,859,663)
Decrease in Net Assets From Distributions to Shareholders	(1,370,011)	(2,859,663)
Fund Share Transactions (Note 7):
Net proceeds from sale of shares	12,165,330	15,693,040
Reinvestment of distributions	1,347,705	2,503,347
Cost of shares repurchased	(18,053,685)	(58,828,924)
Decrease in Net Assets From Fund Share Transactions	(4,540,650)	(40,632,537)
Decrease in Net Assets	(2,131,030)	(45,871,881)
Net Assets:
Beginning of year	41,052,542	86,924,423
End of year	$38,921,512	$41,052,542

See Notes to Financial Statements.

30	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28:

Class A Shares1	2020[2]	2019	2018	2017	2016[2]
Net asset value, beginning of year	$4.66	$4.95	$5.02	$4.57	$5.01
Income (loss) from operations: Net investment income	0.23	0.24	0.26	0.27	0.23
Net realized and unrealized gain (loss)	0.23	(0.28)	(0.09)	0.39	(0.39)
Total income (loss) from operations	0.46	(0.04)	0.17	0.66	(0.16)
Less distributions from: Net investment income	(0.16)	(0.25)	(0.24)	(0.21)	(0.28)
Total distributions	(0.16)	(0.25)	(0.24)	(0.21)	(0.28)
Net asset value, end of year	$4.96	$4.66	$4.95	$5.02	$4.57
Total return3	9.90%	(0.53)%	3.38%	14.57%	(3.30)%
Net assets, end of year (000s)	$8,163	$11,069	$8,752	$8,587	$7,850
Ratios to average net assets: Gross expenses	1.61%	1.59%	1.30%	1.35%	1.37%
Net expenses4,5	1.01	1.06	1.01	1.14	1.25
Net investment income	4.82	5.27	5.11	5.48	4.88
Portfolio turnover rate	47%	33%	44%	44%	46%
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the year ended February 29.
[3]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[4]	As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A shares did not exceed 1.25%.
[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	31

Financial highlights (Cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28:

Class A2 Shares1	2020[2]	2019	2018	2017	2016[2]
Net asset value, beginning of year	$4.65	$4.94	$5.01	$4.56	$4.99
Income (loss) from operations: Net investment income	0.23	0.24	0.25	0.27	0.23
Net realized and unrealized gain (loss)	0.22	(0.28)	(0.08)	0.39	(0.38)
Total income (loss) from operations	0.45	(0.04)	0.17	0.66	(0.15)
Less distributions from: Net investment income	(0.15)	(0.25)	(0.24)	(0.21)	(0.28)
Total distributions	(0.15)	(0.25)	(0.24)	(0.21)	(0.28)
Net asset value, end of year	$4.95	$4.65	$4.94	$5.01	$4.56
Total return3	9.91%	(0.56)%	3.32%	14.62%	(3.06)%
Net assets, end of year (000s)	$2,302	$2,368	$3,108	$3,312	$3,166
Ratios to average net assets: Gross expenses	1.67%	1.59%	1.38%	1.35%	1.24%
Net expenses4	1.065	1.065	1.105	1.135	1.24
Net investment income	4.75	5.24	5.03	5.47	4.89
Portfolio turnover rate	47%	33%	44%	44%	46%
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the year ended February 29.
[3]	Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[4]	As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class A2 shares did not exceed 1.45%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset Emerging Markets Debt Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28:

Class C Shares1	2020[2]	2019	2018	2017	2016[2]
Net asset value, beginning of year	$4.65	$4.93	$5.01	$4.56	$4.99
Income (loss) from operations: Net investment income	0.19	0.21	0.22	0.23	0.20
Net realized and unrealized gain (loss)	0.23	(0.28)	(0.10)	0.40	(0.39)
Total income (loss) from operations	0.42	(0.07)	0.12	0.63	(0.19)
Less distributions from: Net investment income	(0.12)	(0.21)	(0.20)	(0.18)	(0.24)
Total distributions	(0.12)	(0.21)	(0.20)	(0.18)	(0.24)
Net asset value, end of year	$4.95	$4.65	$4.93	$5.01	$4.56
Total return3	9.09%	(1.26)%	2.39%	14.00%	(3.94)%
Net assets, end of year (000s)	$851	$952	$1,527	$1,629	$1,137
Ratios to average net assets: Gross expenses	2.44%	2.35%	2.10%	2.12%	2.00%
Net expenses4,5	1.83	1.82	1.81	1.90	2.00
Net investment income	3.99	4.45	4.33	4.72	4.14
Portfolio turnover rate	47%	33%	44%	44%	46%
[1]	Per share amounts have been calculated using the average shares method.
[2]	For the year ended February 29.
[3]	Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
[4]	As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 2.00%.
[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	33

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28:

Class FI Shares[1]	2020 [2]	2019	2018	2017	2016 [2]

Net asset value, beginning of year	$4.70	$4.98	$5.04	$4.56	$5.01

Income (loss) from operations: Net investment income	0.23	0.36	0.26	0.28	0.29
Net realized and unrealized gain (loss)	0.22	(0.27)	(0.09)	0.39	(0.35)
Total income (loss) from operations	0.45	0.09	0.17	0.67	(0.06)

Less distributions from: Net investment income	(0.16)	(0.37)	(0.23)	(0.19)	(0.39)
Total distributions	(0.16)	(0.37)	(0.23)	(0.19)	(0.39)

Net asset value, end of year	$4.99	$4.70	$4.98	$5.04	$4.56
Total return[3]	9.65%	2.19%[4]	3.38%	14.91%	(1.17)%[5]

Net assets, end of year (000s)	$88	$137	$153	$285	$298

Ratios to average net assets: Gross expenses	1.88%	1.41%[6]	1.32%	1.26%	1.12%
Net expenses[7]	1.10 [8]	0.88 [6,8]	1.03 [8]	1.05 [8]	1.12
Net investment income	4.70	5.436	5.16	5.68	5.82

Portfolio turnover rate	47%	44%	44%	44%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The return includes a payment by affiliate to reimburse class FI shares for a NAV error. Absent this payment, total return would have been 1.75% for the year ended February 28, 2019.

[5]	Total return includes a voluntary reimbursement by the investment manager for shareholder record keeping expense. Absent this reimbursement, total return would have been (3.56)%

[6]	Ratios for the year ended February 28, 2019 do not reflect the one-time transfer agent fee adjustment of $3,300 related to a prior period over accrual. If this adjustment were included, the gross expense, net expense and net investment income ratios for Class FI shares for the year ended February 28, 2019 would have been (0.96%), (1.49%), and 7.79%, respectively.

[7]	As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class FI shares did not exceed 1.20%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset Emerging Markets Debt Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28:

Class I Shares[1]	2020 [2]	2019	2018	2017	2016 [2]

Net asset value, beginning of year	$4.66	$4.94	$5.01	$4.56	$4.99

Income (loss) from operations: Net investment income	0.24	0.26	0.27	0.28	0.25
Net realized and unrealized gain (loss)	0.22	(0.27)	(0.09)	0.39	(0.39)
Total income (loss) from operations	0.46	(0.01)	0.18	0.67	(0.14)

Less distributions from: Net investment income	(0.17)	(0.27)	(0.25)	(0.22)	(0.29)
Total distributions	(0.17)	(0.27)	(0.25)	(0.22)	(0.29)

Net asset value, end of year	$4.95	$4.66	$4.94	$5.01	$4.56
Total return[3]	9.98%	(0.06)%	3.63%	14.86%	(2.79)%

Net assets, end of year (000s)	$26,300	$25,175	$71,321	$69,521	$99,853

Ratios to average net assets: Gross expenses	1.44%	1.26%	1.08%	1.07%	0.98%
Net expenses[4,5]	0.80	0.74	0.79	0.85	0.95
Net investment income	5.00	5.47	5.33	5.77	5.16

Portfolio turnover rate	47%	33%	44%	44%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class I shares did not exceed 0.95%.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	35

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28:

Class IS Shares[1]	2020 [2]	2019	2018	2017	2016 [2]

Net asset value, beginning of year	$4.64	$4.93	$5.00	$4.55	$4.98

Income (loss) from operations: Net investment income	0.25	0.26	0.27	0.29	0.25
Net realized and unrealized gain (loss)	0.22	(0.28)	(0.08)	0.38	(0.38)
Total income (loss) from operations	0.47	(0.02)	0.19	0.67	(0.13)

Less distributions from: Net investment income	(0.17)	(0.27)	(0.26)	(0.22)	(0.30)
Total distributions	(0.17)	(0.27)	(0.26)	(0.22)	(0.30)

Net asset value, end of year	$4.94	$4.64	$4.93	$5.00	$4.55
Total return[3]	10.31%	(0.22)%	3.72%	14.98%	(2.59)%

Net assets, end of year (000s)	$1,217	$1,170	$1,840	$1,659	$112

Ratios to average net assets: Gross expenses	1.45%	1.26%	1.04%	1.05%	0.94%
Net expenses[4,5]	0.70	0.70	0.71	0.80	0.80
Net investment income	5.13	5.58	5.39	5.86	5.32

Portfolio turnover rate	47%	33%	44%	44%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the year ended February 29.

[3]	Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class IS shares did not exceed 0.80%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a)   Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Emerging Markets Debt Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical investments

●	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

38	Western Asset Emerging Markets Debt Fund 2020 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Sovereign Bonds	—	$21,045,495	—	$21,045,495
Corporate Bonds & Notes	—	15,094,836	—	15,094,836
Purchased Options	—	2,775	—	2,775
Total Long-Term Investments	—	36,143,106	—	36,143,106
Short-Term Investments†:
Sovereign Bonds	—	198,383	—	198,383
Money Market Funds	$496,118	—	—	496,118
Total Short-Term Investments	496,118	198,383	—	694,501
Total Investments	$496,118	$36,341,489	—	$36,837,607
Other Financial Instruments:
Forward Foreign Currency
Contracts	—	$136,118	—	$136,118
Total	$496,118	$36,477,607	—	$36,973,725

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Written Options	—	$18,213	—	$18,213
Forward Foreign Currency Contracts	—	57,515	—	57,515
Total	—	$75,728	—	$75,728

† See Schedule of Investments for additional detailed categorizations.

(b)   Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

(c)   Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d)   Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e)   Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated

40	Western Asset Emerging Markets Debt Fund 2020 Annual Report

portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(a) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	41

Notes to financial statements (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 29, 2020, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended February 29, 2020, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are

42	Western Asset Emerging Markets Debt Fund 2020 Annual Report

disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(b)   Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of,

Western Asset Emerging Markets Debt Fund 2020 Annual Report	43

Notes to financial statements (cont’d)

among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

44	Western Asset Emerging Markets Debt Fund 2020 Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 29, 2020, the Fund held OTC written options and forward foreign currency contracts with credit related contingent features which had a liability position of $75,728. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of February 29, 2020, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $20,000, which could be used to reduce the required payment.

At February 29, 2020, the Fund held non-cash collateral from JPMorgan Chase & Co. in the amount of $60,597. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends

Western Asset Emerging Markets Debt Fund 2020 Annual Report	45

Notes to financial statements (cont’d)

received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p)       Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

46	Western Asset Emerging Markets Debt Fund 2020 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset London and Western Asset Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.60% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset London and Western Asset Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset London and Western Asset Singapore monthly a subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each non-U.S. subadviser to manage.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.10%, 1.30%, 1.85%, 1.10%, 0.80% and 0.70%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended February 29, 2020, fees waived and/or expenses reimbursed amounted to $257,513, which included an affiliated money market fund waiver of $97.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	47

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. There was a CDSC of 1.00% on Class C1 shares, which applied if redemption occurred within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended February 29, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$438	$512
CDSCs	—	—

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended February 29, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$18,124,246
Sales	23,292,169

At February 29, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$34,324,165	$3,386,609	$(873,167)	$2,513,442
Written options	(12,175)	2,784	(8,822)	(6,038)
Forward foreign currency contracts	—	136,118	(57,515)	78,603

48	Western Asset Emerging Markets Debt Fund 2020 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2020.

ASSET DERIVATIVES[1]
Foreign
Exchange Risk
Purchased options[2]	$2,775
Forward foreign currency contracts	136,118
Total	$138,893

LIABILITY DERIVATIVES[1]
Foreign
Exchange Risk
Written options	$18,213
Forward foreign currency contracts	57,515
Total	$75,728

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities at value in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 29, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(76,596)	—	$(76,596)
Written options	—	80,576	—	80,576
Futures contracts	$(23,938)	—	—	(23,938)
Swap contracts	—	—	$(79,818)	(79,818)
Forward foreign currency contracts	—	(232,491)	—	(232,491)
Total	$(23,938)	$(228,511)	$(79,818)	$(332,267)
[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	49

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(3,109)	—	$(3,109)
Written options	—	(24,180)	—	(24,180)
Futures contracts	$(577)	—	—	(577)
Swap contracts	—	—	$59,042	59,042
Forward foreign currency contracts	—	94,465	—	94,465
Total	$(577)	$67,176	$59,042	$125,641
[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated securities in the Statement of Operations.

During the year ended February 29, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$25,770
Written options	23,060
Futures contracts (to sell)†	46,923
Forward foreign currency contracts (to buy)	772,413
Forward foreign currency contracts (to sell)	3,532,831
Average Notional Balance
Credit default swap contracts (to buy protection)†	$1,292,308

† At February 29, 2020, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of February 29, 2020.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$27,930	$(467)	$27,463	—	$27,463
Barclays Bank PLC	23,075	(50,675)	(27,600)	$20,000	(7,600)
Goldman Sachs Group Inc.	2,759	(5,588)	(2,829)	—	(2,829)
JPMorgan Chase & Co.	85,129	(18,998)	66,131	(60,597)	5,534
Total	$138,893	$(75,728)	$63,165	$(40,597)	$22,568

50	Western Asset Emerging Markets Debt Fund 2020 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C, Class C1 and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00%, 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended February 29, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$27,035	$6,510
Class A2	5,781	2,625
Class C	9,389	1,247
Class C1[1]	488	75
Class FI	368	486
Class I	—	34,025
Class IS	—	1,537
Total	$43,061	$46,505

1 On August 16, 2019, the Fund converted its Class C1 shares into class A shares.

For the year ended February 29, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$65,414
Class A2	13,963
Class C	5,669
Class C1[1]	443
Class FI	1,153
Class I	162,846
Class IS	8,025
Total	$257,513

1 On August 16, 2019, the Fund converted its Class C1 shares into class A shares.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	51

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended February 29, 2020	Year Ended February 29, 2020
Net Investment Income:
Class A	$342,609	$529,992
Class A2	74,477	147,850
Class C	23,060	47,846
Class C1[1]	1,641	9,760
Class FI	4,774	11,081
Class I	886,502	2,025,016
Class IS	36,948	88,118
Total	$1,370,011	$2,859,663

1 On August 16, 2019, the Fund converted its Class C1 shares into class A shares.

7. Shares of beneficial interest

At February 29, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended February 29, 2020		Year Ended February 29, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	271,411	$1,319,856	1,044,467	$4,818,070
Shares issued on reinvestment	68,140	328,537	110,447	502,203
Shares repurchased	(1,067,298)	(5,211,151)	(549,076)	(2,589,870)
Net increase (decrease)	(727,747)	$(3,562,758)	605,838	$2,730,403
Class A2
Shares sold	41,506	$199,969	20,751	$97,835
Shares issued on reinvestment	15,472	74,477	32,412	147,850
Shares repurchased	(100,453)	(482,312)	(173,466)	(796,184)
Net decrease	(43,475)	$(207,866)	(120,303)	$(550,499)
Class C
Shares sold	15,353	$75,031	29,248	$135,425
Shares issued on reinvestment	4,665	22,463	10,292	47,030
Shares repurchased	(52,544)	(254,851)	(144,629)	(679,094)
Net decrease	(32,526)	$(157,357)	(105,089)	$(496,639)

52	Western Asset Emerging Markets Debt Fund 2020 Annual Report

	Year Ended February 29, 2020		Year Ended February 29, 2019
	Shares	Amount	Shares	Amount
Class C1[1]
Shares sold	—	—	—	—
Shares issued on reinvestment	341	$1,641	2,122	$9,760
Shares repurchased	(39,015)	(191,149)	(8,244)	(37,660)
Net decrease	(38,674)	$(189,508)	(6,122)	$(27,900)
Class FI
Shares sold	7,232	$35,704	8,558	$42,767
Shares issued on reinvestment	984	4,774	2,404	11,081
Shares repurchased	(19,662)	(99,675)	(12,618)	(61,318)
Net decrease	(11,446)	$(59,197)	(1,656)	$(7,470)
Class I
Shares sold	2,073,670	$10,078,240	2,252,224	$10,406,488
Shares issued on reinvestment	182,641	878,865	371,271	1,697,305
Shares repurchased	(2,350,069)	(11,306,718)	(11,653,949)	(53,837,349)
Net decrease	(93,758)	$(349,613)	(9,030,454)	$(41,733,556)
Class IS
Shares sold	92,659	$456,530	40,497	$192,455
Shares issued on reinvestment	7,712	36,948	19,357	88,118
Shares repurchased	(105,831)	(507,829)	(181,324)	(827,449)
Net decrease	(5,460)	$(14,351)	(121,470)	$(546,876)

1 On August 16, 2019, the Fund converted 183 Class C1 shares into 182 Class A shares, value at $885. These amounts are reflected in the Class A shares sold and Class C1 shares repurchased, respectively.

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or

Western Asset Emerging Markets Debt Fund 2020 Annual Report	53

Notes to financial statements (cont’d)

some portion of the year ended February 29, 2020. The following transactions were effected in shares of such companies for the year ended February 29, 2020.

	Affiliate Value at February 28,	Purchased		Sold
	2019	Cost	Shares	Cost	Shares
Western Asset Government Cash ManagementPortfolio, LLC	$801,711	$11,399,950	11,399,950	$12,201,661	12,201,661
Western Asset Premier Institutional Government Reserves, Premium Shares	—	3,796,147	3,796,147	3,300,029	3,300,029
	$801,711	$15,196,097		$15,501,690

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at February 29, 2020
Western Asset Government Cash Management Portfolio, LLC	—	$10,341	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	1,455	—	$496,118
	—	$11,796	—	$496,118

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended February 29, 2020, the Fund incurred a

54	Western Asset Emerging Markets Debt Fund 2020 Annual Report

commitment fee in the amount of $475. The Fund did not utilize the Redemption Facility during the year ended February 29, 2020.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 29 and February 28, respectively, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,370,011	$2,859,663

As of February 29, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$208,689
Deferred capital losses*	(41,191,073)
Other book/tax temporary differences(a)	(932,194)
Unrealized appreciation (depreciation)(b)	2,578,126
Total distributable earnings (loss) — net	$(39,336,452)
*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the deferral of certain late year losses for tax purposes, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between the book and tax cost basis of investments in partnerships.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

12. Other matters

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, LMPFA and the subadviser(s), each currently a subsidiary of Legg Mason, would become a subsidiary of

Western Asset Emerging Markets Debt Fund 2020 Annual Report	55

Notes to financial statements (cont’d)

Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s management contract, and any related subadvisory contract(s), where applicable. Therefore, the Fund’s Board has approved new management and subadvisory contracts, where applicable, that will be presented to the shareholders of the Fund for their approval.

13. Subsequent events

Effective March 1, 2020, LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

***

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

56	Western Asset Emerging Markets Debt Fund 2020 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Emerging Markets Debt Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Emerging Markets Debt Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the three years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the three years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated April 18, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland
April 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Emerging Markets Debt Fund 2020 Annual Report	57

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Emerging Markets Debt Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of the sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited and Western Asset Management Company Pte. Ltd. (Singapore) (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadvisers, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreements. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

58	Western Asset Emerging Markets Debt Fund

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub- Advisory Agreements was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers, and of the undertakings required of the Manager and Subadvisers in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other

Western Asset Emerging Markets Debt Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as emerging markets hard currency debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2019 was above the median and that its performance for the 3-, 5- and 10-year periods ended June 30, 2019 was below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

60	Western Asset Emerging Markets Debt Fund

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadvisers is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadvisers to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of each of the Subadvisers and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of emerging markets hard currency debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were below the median. The Board noted that the Fund’s actual total

Western Asset Emerging Markets Debt Fund	61

Board approval of management and subadvisory agreements (unaudited) (cont’d)

expense ratio also was below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was below the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were below the median of the expense group. In addition, the Board took into account the size of the Fund. The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

62	Western Asset Emerging Markets Debt Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust.

Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld	Abstained
Robert Abeles, Jr.	11,997,108,647	276,409,003	434,312
Jane F. Dasher	11,994,622,783	279,066,222	262,958
Anita L. DeFrantz	11,977,500,738	296,188,267	262,958
Avedick B. Poladian	12,008,511,650	265,038,045	402,268
Susan B. Kerley	11,991,288,921	282,260,773	402,268
William E.B. Siart	11,976,672,918	296,844,732	434,312
Jaynie Miller Studenmund	12,005,543,214	267,996,794	411,955
Ronald L. Olson	11,995,459,439	278,154,565	337,959
Peter J. Taylor	12,000,052,983	273,487,025	411,955
Jane E. Trust	12,008,224,324	265,464,680	262,958

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

Western Asset Emerging Markets Debt Fund	63

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†.A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership -- resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office1 and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

64	Western Asset Emerging Markets Debt Fund

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus(since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office1 and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson*

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)4
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Western Asset Emerging Markets Debt Fund	65

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank(since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

66	Western Asset Emerging Markets Debt Fund

Independent Trustees†† (cont’d)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company5 (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

Independent Trustees

Ronald L. Olson6

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since1968)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Independent Trustees and officer

Jane Trust, CFA7

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

Western Asset Emerging Markets Debt Fund	67

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr

Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg MasonInvestor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS(since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey

Legg Mason
100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

68	Western Asset Emerging Markets Debt Fund

Additional Officers (cont’d)
Robert I. Frenkel
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia
Legg Mason
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci**
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Western Asset Emerging Markets Debt Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)
Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.
††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).
*	Effective March 6, 2020, Mr. Larson became a Trustee.
**	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.
[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.
[3]	Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Mr. Larson is also an independent board member of the Western Asset TIPS Board.
[4]	Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.
[5]	Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.
[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.
[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

70	Western Asset Emerging Markets Debt Fund

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Western Asset

Emerging Markets Debt Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson**

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

*	During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.
**	Effective March 6, 2020, Mr. Larson became a Trustee.

Western Asset Emerging Markets Debt Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Emerging Markets Debt Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Emerging Markets Debt Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Bank account information, legal documents, and identity verification documentation;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;
•	Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;
•	Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX010879 4/20 SR20-3855

ITEM 2.CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a)

Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2019 and February 29, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $180,121 in February 28, 2019 and $190,121 in February 29, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2019 and $0 in February 29, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in February 28, 2019 and $0 in February 29, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in February 28, 2019 and $0 in February 29, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2019 and February 29, 2020; Tax Fees were 100% and 100% for February 28, 2019 and February 29, 2020; and Other Fees were 100% and 100% for February 28, 2019 and February 29, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in February 28, 2019 and $582,301 in February 29, 2020.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.AUDIT COMMITTEE OF LISTED REGISTRANTS.

b)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley

Michael Larson**
Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie M. Studenmund

Peter J. Taylor

* During a December 3, 2019 special meeting of shareholders, a new group of board members was elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

** Effective March 6, 2020, Mr. Larson became a Trustee.

c)	Not applicable

ITEM 6.SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(d)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(e)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.EXHIBITS.

(a) (1) Code of Ethics attached hereto. Exhibit 99.CODE ETH

     (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.       Exhibit 99.CERT

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.       Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:/s/Jane Trust

Jane Trust

Chief Executive Officer

Date:April 24, 2020

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/Jane Trust

Jane Trust

Chief Executive Officer

Date:April 24, 2020

By:/s/ Christopher Berarducci

Christopher Berarducci

Principal Financial Officer

Date:April 24, 2020